Consent of Independent Auditors




The Board of Directors of Aetna Life Insurance and Annuity Company and Policyholders of Variable Life Account B:

We consent to the use of our reports dated February 3, 1999 and February 26, 1999 included in this Post-Effective Amendment No. 4 to Registration Statement (File No. 333-15817) on Form S-6 and to the reference to our firm under the heading "Independent Auditors" in the prospectus.




                                                                    /s/ KPMG LLP
                                                                    ------------


Hartford, Connecticut
April 16, 1998